CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.26

(Execution version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER

February 23, 2024	Change Order No. 3

Reference: Soil Stabilization and Site
Preparation De-scope

Change Order Request No. SCO-0010 Rev 2

Venture Global CP2 LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and Worley Field Services Inc., a corporation duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Engineering, Procurement and Construction Agreement, dated as of May 12, 2023, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the changes described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Changes:

The Agreement is hereby modified with the revisions set forth below:

(a)	Article 1 of the Agreement is hereby amended by deleting the defined term “Owner Contracts” in its entirety and replacing it with the following:

““Owner Contracts” means:

(1)	the Construction Agreement relating to the Marine Works to be entered into between Owner and TBD;

(2)	the Construction Agreement relating to the Storm Surge Wall to be entered into between Owner and TBD;

(3)	the LTS PO;

(4)	the PIS PO;

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

(5)	the LNG Storage Tanks Engineering, Procurement and Construction Agreement (Phase 1) dated as of June 22, 2023 between CB&I Storage Tank Solutions LLC and Owner;

(6)	the PTS PO;

(7)	the Pipeline and Gas Gate Station PO;

(8)	the BOG PO;

(9)	the ACC PO;

(10)	the Loading Arms PO;

(11)	the Loading Pumps PO;

(12)	the Cement PO;

(13)	the Aggregates PO;

(14)	the Concrete Batch Plants PO;

(15)	the Site Preparation PO(s); and

(16)	the Soil Stabilization PO(s).”

(b)	Article 1 of the Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

““Site Preparation PO” means the purchase order contract to be entered into by Owner for clearing, grubbing, grading, pond excavation, pond grading, and filling to increase the ground elevation and to raise the site elevation as per the recommendations in project Geotechnical Report.”

““Soil Stabilization PO” means the purchase order contract to be entered into by Owner for soil stabilization.”

(c)	Exhibit A, Section 2.1, sub-section 1) is hereby deleted in its entirety and replaced by:

“1) The Work includes all goods and services required for the design, engineering, procurement, expediting, transportation, management, construction, equipment preservation, installation, pre-commissioning, commissioning, start up and testing of the Facility, excluding the Owner Scope of Work.”

(d)	Exhibit A, Section 3, sub-section 3.8 3) bb) is deleted in its entirety and the word “bb) [Reserved]” is inserted in its place.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

(e)	Exhibit A, Section 4, sub-section 4.8 14) a) is deleted in its entirety and the following is inserted in its place:

“14) Site Preparation

a)

Contractor shall provide a detailed plan for site clearing and filling to rough and final grade elevations, including the logistics, and stockpiling areas. Borrow areas of sufficient fill quantities of acceptable qualities are to be identified by Contractor.”

(f)	Exhibit A, Section 4, sub-section 4.8 36) a) and b) are deleted in their entirety and the following is inserted in their place:

“a)	Contractor shall accept the Job Site in the state it is provided.

b)

Contractor shall implement measures to control all surface run-off drainage management for water sedimentation and evacuation. Excess or un-usable soils shall be removed from the Job Site only upon receipt of Owner prior written approval. Preparation of the Job Site and transport of quarried construction Materials shall be carried out in an environmentally acceptable manner.”

For the avoidance of doubt, the foregoing shall have no impact on the requirements set forth in Section 15.3.4. and as defined in Exhibit R to the Contract.

Price:

The Parties have agreed to reduce the Target Price by the amount of [***].

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

*******

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global CP2 LNG, LLC	Worley Field Services Inc.

By: [***]	By: [***]
Name: [***]	Name: [***]
Title: [***]	Title: [***]